                                                                    EXHIBIT 10.4

                             EMPLOYMENT AGREEMENT

     THIS EMPLOYMENT AGREEMENT ("Agreement"), made and entered into as of November 1, 1995 by and between James A. Faulkner, a resident of the State of Georgia ("Employee") and Century South Banks, Inc., a Georgia bank holding company ("CSBI").

                             W I T N E S S E T H:

     WHEREAS, CSBI and Employee each desire to enter into, or continue, an employment relationship with the other; and

     WHEREAS, CSBI and Employee each deem it necessary and desirable, for their mutual protection, to execute a written document setting forth the terms and conditions of said relationship;

     NOW, THEREFORE, in consideration of the employment of Employee by CSBI, of the premises and the mutual promises and covenants contained herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

     1. Employment and Duties. CSBI hereby employs Employee to serve as President and Chief Executive Officer and to perform such duties and responsibilities as customarily performed by persons acting in such capacity. During the terms of this Agreement, Employee will devote his full time and effort to his duties hereunder.

     2. Term. Subject to the provisions of Section 14 of this Agreement, the period of Employee's employment under this Agreement shall be deemed to have commenced as of November 1, 1995, and shall continue for a period of Twelve
(12) calendar months thereafter, and any extensions thereafter, unless the Employee dies before the end of such Twelve (12) months, in which case the period of employment shall continue until the end of the month of such death. The said Twelve (12) month period of employment shall automatically be extended for additional Twelve

(12) full calendar months terms without further action by the parties, commencing on the one year anniversary of this Agreement and each anniversary thereafter. No such automatic extension shall occur if either party shall, within ninety (90) days prior to any said anniversary, have served written notice upon the other of its intention that this Agreement shall not be so extended.

     3. Compensation. For all services to be rendered by Employee during the term of this Agreement, CSBI agrees to pay Employee in accordance with the terms outlined in Exhibit A.

     4. Expenses. So long as Employee is employed hereunder, Employee is entitled to receive reimbursement for, or seek payment directly by CSBI of, all reasonable expenses which are consistent with the normal policy of CSBI in the performance of Employee's duties hereunder, provided that Employee accounts for such expenses in writing.

     5. Employee Benefits. So long as Employee is actively employed hereunder, Employee will be entitled to participate in the employee benefit programs covering the Employee's employment and duties as described in Exhibit A of this Agreement, if any, provided and paid for by CSBI for its employees generally.

     6. Vacation. Employee shall be entitled to a vacation in accordance with CSBI'S vacation policy in effect at the time the vacation is to be taken.

     7. Confidentiality. In Employee's position as an employee of CSBI, Employee has had and will have access to confidential information, trade secrets and other proprietary information of vital importance to CSBI and has and will also develop relationships with customers, employees and others who deal with CSBI which are of value to CSBI. CSBI requires as a condition to Employee's employment with CSBI that Employee agrees to certain restrictions on Employee's use of the proprietary information and valuable relationships developed during Employee's employment with CSBI. In consideration of the terms and conditions contained herein, the parties hereby agree as follows:

          7.1 CSBI and Employee mutually agree and acknowledge that CSBI may entrust Employee with highly sensitive confidential, restricted and proprietary information concerning various Business Opportunities (as hereinafter defined), customer lists, and personnel matters. Employee acknowledges that he shall bear a fiduciary responsibility to CSBI to protect such information from use or disclosure that is not necessary for the performance of Employee's duties hereunder, as an essential incident of Employee's employment with CSBI.

          7.2 For the purposes of this Section, the following definitions shall apply:

          7.2.1 "Trade Secret" shall mean the identity of customers of CSBI, the whole or any portion or phase of any scientific or technical information, design, process, procedure, formula or improvement that is valuable and secret (in the sense that it is not generally known to competitors of CSBI) and which is defined as a "trade secret" under Georgia law pursuant to the Georgia Trade Secrets Act.

          7.2.2 "Confidential Information" shall mean any data or information, other than Trade Secrets, which is material to CSBI and not generally known by the public. Confidential Information shall include, but not be limited to, Business Opportunities of CSBI (as hereinafter defined), the details of this Agreement, CSBI's business plans and financial statements and projections, and the costs of the services CSBI may offer or provide to the customers it serves, to the extent such information is material to CSBI and not generally known by the public.

          7.2.3 "Business Opportunities" shall mean any specialized information or plans of CSBI concerning the provision of financial services to the public, together with all related information concerning the specifics of any contemplated financial services regardless of whether CSBI has contacted or communicated with such target person or business.

          7.2.4 Notwithstanding the definitions of Trade Secrets, Confidential Information, and Business Opportunities set forth above, Trade Secrets, Confidential Information, and Business Opportunities shall not include any information:
          (i)  that is or becomes generally known to the public;

          (ii) that is already known by Employee or is developed by Employee after termination of employment through entirely independent efforts;

          (iii) that Employee obtains from an independent source having a bona fide right to use and disclose such information;

          (iv) that is required to be disclosed by law, except to the extent eligible for special treatment under an appropriate protective order; or

          (v)  that CSBI's Board of Directors approves for release.

     7.3 Employee shall not, without the prior approval of CSBI's Board, during his employment with CSBI and for so long thereafter as the information or data remain Trade Secrets, use or disclose, or negligently permit any unauthorized person who is not an employee of CSBI to use, disclose, or gain access to, any Trade Secrets of CSBI, its subsidiaries or affiliates, or of any other person or entity making Trade Secret's available for CSBI's use.

     7.4 Employee shall not, without the prior written consent of CSBI, during his employment with CSBI and for a period of two (2) years thereafter as long as the information or data remain competitively sensitive, use or disclose, or negligently permit any unauthorized person who is not employed by CSBI to use, disclose, or gain access to, any Confidential Information to which the Employee obtained access by virtue of his employment with CSBI, except as provided in Section 7.2 of this Agreement.

     8. Observance of Security Measures. During Employee's employment with CSBI, Employee is required to observe all security measures adopted to protect Trade Secrets, Confidential Information, and Business Opportunity of CSBI.

     9. Return of Materials. Upon the request of CSBI and, in any event, upon the termination of his employment with CSBI, Employee shall deliver to CSBI all memoranda, notes, records, manuals or other documents, including all copies of such materials, pertaining to the performance of Employee's services hereunder or containing Trade Secrets or Confidential Information, whether made or compiled by Employee or furnished to him from any source by virtue of his employment with CSBI.

     10. Severability. Employee acknowledges and agrees that the covenants contained in Sections 7 through 9 of this Agreement shall be construed as covenants independent of one another and distinct from the remaining terms and conditions of this Agreement, and severable from every other contract and course of business between CSBI and Employee, and that the existence of any claim, suit or action by Employee against CSBI, whether predicated upon this or any other agreement, shall not constitute a defense to CSBI's enforcement of any covenant contained in Sections 7 through 9 of this Agreement.

     11. Specific Performance. Employee acknowledges and agrees that the covenants contained in Sections 7 through 9 of this Agreement shall survive any termination of employment, as applicable, with or without Cause, at the instigation or upon the initiative of either party. Employee further acknowledges and agrees that the ascertainment of damages in the event of Employee's breach of any covenant contained in Sections 7 through 9 of this Agreement would be difficult, if at all possible. Employee therefore acknowledges and agrees that CSBI shall be entitled in addition to and not in limitation of any other rights, remedies, or damages available to CSBI in arbitration, at law or in equity, upon submitting whatever affidavit the law may require, and posting any necessary bond, to have a court of competent jurisdiction enjoin Employee from committing any such breach.

     12. Termination. During the term of this Agreement, employment, including without limitation, all compensation, salary, expenses, reimbursement, and employee benefits may be terminated as follows:

          12.1  At the election of CSBI for Cause;

          12.2 At Employee's election, upon CSBI's breach of any material provision of this Agreement;

          12.3 "Cause" shall mean (i) conduct by Employee that amounts to fraud, dishonesty, gross negligence or willful misconduct in the performance of his duties hereunder; (ii) the conviction (from which no appeal may be, or is, timely taken) of the Employee of a felony; or (iii) initiation of suspension or removal proceedings against the Employee by federal or state regulatory authorities acting under lawful authority pursuant to provisions of federal or state law or regulation which may be in effect from time to time. No termination for Cause shall be effective unless it is approved by a two-thirds (2/3) vote of CSBI's Board of Directors, excluding the vote, if any, of the employee involved; or

          12.4 Upon Employee's death, or at the election of either party, upon Employee's disability resulting in inability to perform the duties described in
Section 1 of this Agreement for a period of ninety (90) consecutive days.

     13.  Notice.   All notice provided for herein shall be in writing and shall be deemed to be given when delivered in person or deposited in the United States Mail, registered or certified, return receipt requested, with proper postage prepaid and addressed as follows:

     CSBI:                                  Century South Banks, Inc.
                                            60 Main Street West
                                            Dahlonega, Georgia 30533
                                            Attn:  President

     with a copy to:                        Troutman Sanders LLP
                                            600 Peachtree Street, Suite 5200
                                            Atlanta, Georgia 30308-2216
                                            Attn: Thomas O. Powell, Esquire

     Employee:                              __________________________________

                                            __________________________________

                                            __________________________________

     with a copy to:                        __________________________________

                                            __________________________________

                                            __________________________________

                                            Attn:_____________________________

     14. Change in Control. None of the benefits provided in Section 14 of this Agreement shall be payable to Employee unless (i) there shall have been a Change in Control of CSBI, as set forth in this Section 14, and (ii) Employee is employed by CSBI at such time.

          14.1 "CSBI Board" shall mean the Board of Directors of CSBI.

          14.2 "Change in Control" shall be deemed to have occurred if:

               14.2.1 During the term of this Agreement, the individuals constituting CSBI's Board at the beginning of such period ("Beginning CSBI Board") cease for any reason to constitute at least a majority of said Board, provided that in making such determination, a Director elected by or on the recommendation of the Beginning CSBI Board shall be deemed to be a member of such Beginning CSBI Board; or

               14.2.2 A notice or an application is filed with the Federal Reserve Board ("FRB") pursuant to Regulation "Y" of the FRB under the Change in Bank Control Act or the Bank Holding Company Act or with the Georgia Department of Banking and Finance (the "Department") pursuant to the Financial Institutions Code of Georgia for permission to acquire control of CSBI or more than twenty-five percent (25%) of the CSBI's outstanding common stock or equivalent in voting power of any class or classes of outstanding securities of CSBI entitled to vote in elections of Directors, shall be acquired by any corporation or other person, or group. "Group" shall mean persons who act in concert as described in
(S) 14(d) (2) of the Securities Exchange Act of 1934 as amended; or

               14.2.3 CSBI shall become a subsidiary of another corporation or shall be merged or consolidated into another corporation and less than a majority of the outstanding voting shares of the parent or surviving corporation after such acquisition, merger or consolidation are owned immediately after such acquisition, merger or consolidation by the owners of the voting shares of CSBI immediately before such acquisition, merger or consolidation; or

               14.2.4 Substantially all of the assets of CSBI shall be sold to another entity.

          14.3 Employee and CSBI agree in the event of a Change in Control of CSBI, Employee will remain in the employ of CSBI or its successor, and CSBI or its successor shall employ Employee, for a period of at least thirty-five (35) months after the occurrence of such Change in Control of CSBI, performing the same duties that he was performing at the time of the effective date of the Change in Control and with the same title, compensation, benefits and location.

          14.4 Subject to the terms and conditions of this Agreement, following a Change in Control of CSBI, Employee shall receive the following compensation in consideration for the services to be provided on behalf of CSBI as set forth herein:

          14.4.1  If Employee's employment terminates during the thirty-five
(35) month period commencing immediately following the date of occurrence of a Change in Control of CSBI, ("Termination of Employment") for any reason other than Cause, or the death of Employee, the Company shall pay Employee, at Employee's election, the following amounts:

          ALTERNATIVE A

     (i) a lump sum cash payment in an amount equal to the product of two and eleven twelfths (2-11/12) multiplied times Employee's annual compensation from CSBI, including salary, bonuses, all perquisites, and all other forms of compensation paid to Employee for his benefit or the benefit of his family, however characterized, for the fiscal year ended immediately preceding the date of a Change in Control of CSBI ("Employee's Annual Salary"). The payment provided for in this Section 14.2.1 (i) shall be due and payable to Employee within thirty (30) days after the date of Termination of Employment; or

          ALTERNATIVE B

     (i) twelve (12) payments, each in an amount equal to (A) the product of two and eleven-twelfths (2-11/12) multiplied times Employee's Annual Salary, divided by (B) twelve (12)("Monthly Payments"). The Monthly Payments shall be made, commencing on the date of Termination of Employment, on the first day of each calendar month; and

     (ii) for thirty-five (35) months commencing on the date of Termination of Employment, CSBI shall provide to Employee and his spouse, and pay all costs and expenses associated with, major medical insurance, health insurance, hospitalization, life insurance, long-term disability and any related medical plans and programs of CSBI with the same coverage and benefits provided to Employee by CSBI immediately preceding the date of a Change of Control of CSBI. In the event Employee is employed during the thirty-five (35) month period commencing on the date of Termination of Employment by a person or entity unaffiliated with CSBI, the benefits to be provided to Employee and his spouse in this Section 14.2.1 (ii) shall be reduced to the extent equivalent benefits are provided by the subsequent employer; and

     (iii) In addition to the amounts paid under either ALTERNATIVE A or ALTERNATIVE B, and Section 14.4.1(ii), CSBI shall pay Employee's full base salary through the date of Termination of Employment at the rate in effect at the time of Termination of Employment, plus any other amounts to which Employee is entitled under any compensation plan of CSBI, at the time such payments are due.

          14.4.2 During the thirty-five (35) months following the effective date of a Change in Control, if CSBI takes any of the following actions, such action shall be deemed to be a termination without Cause. Those actions are:
(i) a reduction in Employee's salary, bonus provisions or other perquisites as were in effect immediately prior to a Change in Control of CSBI, (ii) a material change in the duties required to be performed by Employee on behalf of CSBI,
(iii) a failure by CSBI to increase Employee's salary annually in accordance with an established procedure, or (iv) due to CSBI's requirement that Employee relocate outside the geographic area where Employee is currently employed. In any such event, Employee shall be entitled to all payments provided for in
Section 14.4.1 of this Agreement.

          15.  Covenant Not to Compete.

          15.1 For purposes of this Section 15, CSBI and Employee conduct the following business in the following territories:

               15.1.1 CSBI is engaged in the business of transacting business as a bank holding company with subsidiary banks which accept deposits, make loans, cash checks and otherwise engage in the business of banking ("Business of CSBI").

               15.1.2 CSBI (through its subsidiaries) actively conducts business in the geographic areas of Georgia and Tennessee at the business locations of CSBI's subsidiaries set forth in Exhibit B of this Agreement.

               15.1.3 Employee has established business relationships and performs the duties described in Section 1 of this Agreement in the geographic area covered by a circle having a radius of fifty (50) miles from the location set forth as item 4 on EXHIBIT "B" of this Agreement, and will work exclusively in such area while in the employ of CSBI.

          15.2 Employee covenants and agrees that for a period of two (2) years after the termination of his employment with CSBI for Cause, Employee shall not, directly or indirectly, as principal, agent, trustee, consultant or through the agency of any corporation, partnership, association, trust or other entity or person, on Employee's own behalf or for others, provide the duties described in
Section 1 of this Agreement for any entity or person conducting the Business of CSBI within the geographic area covered by a circle having a radius of fifty
(50) miles from the location set forth as item 4 on EXHIBIT "B" of this Agreement.

          15.3 Employee and CSBI shall periodically amend this Agreement by updating and initialing Exhibit B attached hereto so that it at all times lists the then current geographic area served by CSBI for which Employee performs the duties described in Section 1 of this Agreement.

          15.4 The covenants contained in this Section 15 shall be construed as agreements severable from and independent of each other and of any other provision of this or any other contract or agreement between the parties hereto. The existence of any claim or cause of action by Employee against CSBI, whether predicated upon this or any other contract or agreement, shall not constitute a defense to the enforcement by CSBI of said covenants.

          16.  Miscellaneous.

          16.1 This Agreement constitutes and expresses the whole agreement of the parties in reference to the employment of Employee by CSBI, and there are no representations, inducements, promises, agreements, arrangements, or undertakings oral or written, between the parties other than those set forth herein.

          16.2 This Agreement shall be governed by the laws of the State of Georgia.

          16.3 Should any clause or any other provision of this Agreement be determined to be void or unenforceable for any reason, such determination shall not affect the validity or enforceability of any clause or provision of this Agreement, all of which shall remain in full force and effect.

          16.4  Time is of the essence in this Agreement.

          16.5 This Agreement shall be binding upon and enure to the benefit of the parties hereto and their successors and assigns. This Agreement shall not be assignable by any other parties hereto without the prior written consent of the other parties.

          16.6 This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall constitute but a single instrument.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

                                       "Employee"


_________________________          _______________________________________(SEAL)
Witness


ATTEST:                                "CSBI"

                                       CENTURY SOUTH BANKS, INC.


_________________________              By ______________________________________
                                          ____________________, ________________
(CORPORATE SEAL)

                                 EXHIBIT "A"

                       Employee Compensation and Duties

                                  EXHIBIT "B"

                   Business location of CSBI's Subsidiaries

1.  Bank of Dahlonega
    200 W. Main Street
    Dahlonega, Georgia 30533-2043

2.  Bank of Ellijay
    P. O. Box P
    Ellijay, Georgia 30540-0394

3.  First Bank of Polk County
    Copper Hill, Tennessee

4.  Georgia First Bank
    455 Jesse Jewell Parkway
    Gainesville, Georgia 30501-3640

5.  First National Bank of Union County
    420 Blue Ridge Highway
    Blairsville, Georgia 30512

6.  Fannin County Bank, N.A.
    P. O. Box 1899
    Blue Ridge, Georgia 30513-1899

7.  First Community Bank of Dawsonville
    5000 Highway 400
    Dawsonville, Georgia 30534

8.  Gwinnett National Bank
    3200 Peachtree Industrial Boulevard
    Duluth, Georgia 30136-0667

9.  Peoples Bank
    13321 Jones Street
    Lavonia, Georgia 30553-1125

10. Bank of Danielsville
    Court House Square
    Danielsville, Georgia 30633-9796

                             EMPLOYMENT AGREEMENT

     THIS EMPLOYMENT AGREEMENT ("Agreement"), made and entered into as of November 1, 1995 by and between Tony E. Collins, a resident of the State of Georgia ("Employee") and Century South Banks, Inc., a Georgia bank holding company ("CSBI").

                             W I T N E S S E T H:

     WHEREAS, CSBI and Employee each desire to enter into, or continue, an employment relationship with the other; and

     WHEREAS, CSBI and Employee each deem it necessary and desirable, for their mutual protection, to execute a written document setting forth the terms and conditions of said relationship;

     NOW, THEREFORE, in consideration of the employment of Employee by CSBI, of the premises and the mutual promises and covenants contained herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

     1. Employment and Duties. CSBI hereby employs Employee to serve as Vice President and Chief Operations Officer and to perform such duties and responsibilities as customarily performed by persons acting in such capacity. During the terms of this Agreement, Employee will devote his full time and effort to his duties hereunder.

     2. Term. Subject to the provisions of Section 14 of this Agreement, the period of Employee's employment under this Agreement shall be deemed to have commenced as of November 1, 1995, and shall continue for a period of Twelve
(12) calendar months thereafter, and any extensions thereafter, unless the Employee dies before the end of such Twelve (12) months, in which case the period of employment shall continue until the end of the month of such death. The said Twelve (12) month period of employment shall automatically be extended for additional Twelve (12) full calendar months terms without further action by the parties, commencing on the one year anniversary of this Agreement and each anniversary thereafter. No such automatic extension shall occur if either party shall, within ninety (90) days prior to any said anniversary, have served written notice upon the other of its intention that this Agreement shall not be so extended.

     3. Compensation. For all services to be rendered by Employee during the term of this Agreement, CSBI agrees to pay Employee in accordance with the terms outlined in Exhibit A.

     4. Expenses. So long as Employee is employed hereunder, Employee is entitled to receive reimbursement for, or seek payment directly by CSBI of, all reasonable expenses which are consistent with the normal policy of CSBI in the performance of Employee's duties hereunder, provided that Employee accounts for such expenses in writing.

     5. Employee Benefits. So long as Employee is actively employed hereunder, Employee will be entitled to participate in the employee benefit programs covering the Employee's employment and duties as described in Exhibit A of this Agreement, if any, provided and paid for by CSBI for its employees generally.

     6. Vacation. Employee shall be entitled to a vacation in accordance with CSBI'S vacation policy in effect at the time the vacation is to be taken.

     7. Confidentiality. In Employee's position as an employee of CSBI, Employee has had and will have access to confidential information, trade secrets and other proprietary information of vital importance to CSBI and has and will also develop relationships with customers, employees and others who deal with CSBI which are of value to CSBI. CSBI requires as a condition to Employee's employment with CSBI that Employee agrees to certain restrictions on Employee's use of the proprietary information and valuable relationships developed during Employee's employment with CSBI. In consideration of the terms and conditions contained herein, the parties hereby agree as follows:

          7.1 CSBI and Employee mutually agree and acknowledge that CSBI may entrust Employee with highly sensitive confidential, restricted and proprietary information concerning various Business Opportunities (as hereinafter defined), customer lists, and personnel matters. Employee acknowledges that he shall bear a fiduciary responsibility to CSBI to protect such information from use or disclosure that is not necessary for the performance of Employee's duties hereunder, as an essential incident of Employee's employment with CSBI.

          7.2 For the purposes of this Section, the following definitions shall apply:

          7.2.1 "Trade Secret" shall mean the identity of customers of CSBI, the whole or any portion or phase of any scientific or technical information, design, process, procedure, formula or improvement that is valuable and secret (in the sense that it is not generally known to competitors of CSBI) and which is defined as a "trade secret" under Georgia law pursuant to the Georgia Trade Secrets Act.

          7.2.2 "Confidential Information" shall mean any data or information, other than Trade Secrets, which is material to CSBI and not generally known by the public. Confidential Information shall include, but not be limited to, Business Opportunities of CSBI (as hereinafter defined), the details of this Agreement, CSBI's business plans and financial statements and projections, and the costs of the services CSBI may offer or provide to the customers it serves, to the extent such information is material to CSBI and not generally known by the public.

          7.2.3 "Business Opportunities" shall mean any specialized information or plans of CSBI concerning the provision of financial services to the public, together with all related information concerning the specifics of any contemplated financial services regardless of whether CSBI has contacted or communicated with such target person or business.

          7.2.4 Notwithstanding the definitions of Trade Secrets, Confidential Information, and Business Opportunities set forth above, Trade Secrets, Confidential Information, and Business Opportunities shall not include any information:

          (i)  that is or becomes generally known to the public;

          (ii) that is already known by Employee or is developed by Employee after termination of employment through entirely independent efforts;

          (iii) that Employee obtains from an independent source having a bona fide right to use and disclose such information;

          (iv) that is required to be disclosed by law, except to the extent eligible for special treatment under an appropriate protective order; or

          (v)  that CSBI's Board of Directors approves for release.

     7.3 Employee shall not, without the prior approval of CSBI's Board, during his employment with CSBI and for so long thereafter as the information or data remain Trade Secrets, use or disclose, or negligently permit any unauthorized person who is not an employee of CSBI to use, disclose, or gain access to, any Trade Secrets of CSBI, its subsidiaries or affiliates, or of any other person or entity making Trade Secret's available for CSBI's use.

     7.4 Employee shall not, without the prior written consent of CSBI, during his employment with CSBI and for a period of two (2) years thereafter as long as the information or data remain competitively sensitive, use or disclose, or negligently permit any unauthorized person who is not employed by CSBI to use, disclose, or gain access to, any Confidential Information to which the Employee obtained access by virtue of his employment with CSBI, except as provided in Section 7.2 of this Agreement.

     8. Observance of Security Measures. During Employee's employment with CSBI, Employee is required to observe all security measures adopted to protect Trade Secrets, Confidential Information, and Business Opportunity of CSBI.

     9. Return of Materials. Upon the request of CSBI and, in any event, upon the termination of his employment with CSBI, Employee shall deliver to CSBI all memoranda, notes, records, manuals or other documents, including all copies of such materials, pertaining to the performance of Employee's services hereunder or containing Trade Secrets or Confidential Information, whether made or compiled by Employee or furnished to him from any source by virtue of his employment with CSBI.

     10. Severability. Employee acknowledges and agrees that the covenants contained in Sections 7 through 9 of this Agreement shall be construed as covenants independent of one another and distinct from the remaining terms and conditions of this Agreement, and severable from every other contract and course of business between CSBI and Employee, and that the existence of any claim, suit or action by Employee against CSBI, whether predicated upon this or any other agreement, shall not constitute a defense to CSBI's enforcement of any covenant contained in Sections 7 through 9 of this Agreement.

     11. Specific Performance. Employee acknowledges and agrees that the covenants contained in Sections 7 through 9 of this Agreement shall survive any termination of employment, as applicable, with or without Cause, at the instigation or upon the initiative of either party. Employee further acknowledges and agrees that the ascertainment of damages in the event of Employee's breach of any covenant contained in Sections 7 through 9 of this Agreement would be difficult, if at all possible. Employee therefore acknowledges and agrees that CSBI shall be entitled in addition to and not in limitation of any other rights, remedies, or damages available to CSBI in arbitration, at law or in equity, upon submitting whatever affidavit the law may require, and posting any necessary bond, to have a court of competent jurisdiction enjoin Employee from committing any such breach.

     12. Termination. During the term of this Agreement, employment, including without limitation, all compensation, salary, expenses, reimbursement, and employee benefits may be terminated as follows:

          12.1  At the election of CSBI for Cause;

          12.2 At Employee's election, upon CSBI's breach of any material provision of this Agreement;

          12.3 "Cause" shall mean (i) conduct by Employee that amounts to fraud, dishonesty, gross negligence or willful misconduct in the performance of his duties hereunder; (ii) the conviction (from which no appeal may be, or is, timely taken) of the Employee of a felony; or (iii) initiation of suspension or removal proceedings against the Employee by federal or state regulatory authorities acting under lawful authority pursuant to provisions of federal or state law or regulation which may be in effect from time to time. No termination for Cause shall be effective unless it is approved by a two-thirds (2/3) vote of CSBI's Board of Directors, excluding the vote, if any, of the employee involved; or

          12.4 Upon Employee's death, or at the election of either party, upon Employee's disability resulting in inability to perform the duties described in
Section 1 of this Agreement for a period of ninety (90) consecutive days.

     13.  Notice.   All notice provided for herein shall be in writing and shall be deemed to be given when delivered in person or deposited in the United States Mail, registered or certified, return receipt requested, with proper postage prepaid and addressed as follows:

     CSBI:                                  Century South Banks, Inc.
                                            60 Main Street West
                                            Dahlonega, Georgia 30533
                                            Attn:  President

     with a copy to:                        Troutman Sanders LLP
                                            600 Peachtree Street, Suite 5200
                                            Atlanta, Georgia 30308-2216
                                            Attn: Thomas O. Powell, Esquire

     Employee:                              __________________________________
                                            __________________________________
                                            __________________________________

     with a copy to:                        __________________________________
                                            __________________________________
                                            __________________________________
                                            Attn:______________________________

     14. Change in Control. None of the benefits provided in Section 14 of this Agreement shall be payable to Employee unless (i) there shall have been a Change in Control of CSBI, as set forth in this Section 14, and (ii) Employee is employed by CSBI at such time.

          14.1 "CSBI Board" shall mean the Board of Directors of CSBI.

          14.2 "Change in Control" shall be deemed to have occurred if:

               14.2.1 During the term of this Agreement, the individuals constituting CSBI's Board at the beginning of such period ("Beginning CSBI Board") cease for any reason to constitute at least a majority of said Board, provided that in making such determination, a Director elected by or on the recommendation of the Beginning CSBI Board shall be deemed to be a member of such Beginning CSBI Board; or

               14.2.2 A notice or an application is filed with the Federal Reserve Board ("FRB") pursuant to Regulation "Y" of the FRB under the Change in Bank Control Act or the Bank Holding Company Act or with the Georgia Department of Banking and Finance (the "Department") pursuant to the Financial Institutions Code of Georgia for permission to acquire control of CSBI or more than twenty-five percent (25%) of the CSBI's outstanding common stock or equivalent in voting power of any class or classes of outstanding securities of CSBI entitled to vote in elections of Directors, shall be acquired by any corporation or other person, or group. "Group" shall mean persons who act in concert as described in
(S) 14(d) (2) of the Securities Exchange Act of 1934 as amended; or

               14.2.3 CSBI shall become a subsidiary of another corporation or shall be merged or consolidated into another corporation and less than a majority of the outstanding voting shares of the parent or surviving corporation after such acquisition, merger or consolidation are owned immediately after such acquisition, merger or consolidation by the owners of the voting shares of CSBI immediately before such acquisition, merger or consolidation; or

               14.2.4 Substantially all of the assets of CSBI shall be sold to another entity.

          14.3 Employee and CSBI agree in the event of a Change in Control of CSBI, Employee will remain in the employ of CSBI or its successor, and CSBI or its successor shall employ Employee, for a period of at least thirty-five (35) months after the occurrence of such Change in Control of CSBI, performing the same duties that he was performing at the time of the effective date of the Change in Control and with the same title, compensation, benefits and location.

          14.4 Subject to the terms and conditions of this Agreement, following a Change in Control of CSBI, Employee shall receive the following compensation in consideration for the services to be provided on behalf of CSBI as set forth herein:

          14.4.1  If Employee's employment terminates during the thirty-five
(35) month period commencing immediately following the date of occurrence of a Change in Control of CSBI, ("Termination of Employment") for any reason other than Cause, or the death of Employee, the Company shall pay Employee, at Employee's election, the following amounts:

          ALTERNATIVE A

     (i) a lump sum cash payment in an amount equal to the product of two and eleven twelfths (2-11/12) multiplied times Employee's annual compensation from CSBI, including salary, bonuses, all perquisites, and all other forms of compensation paid to Employee for his benefit or the benefit of his family, however characterized, for the fiscal year ended immediately preceding the date of a Change in Control of CSBI ("Employee's Annual Salary"). The payment provided for in this Section 14.2.1 (i) shall be due and payable to Employee within thirty (30) days after the date of Termination of Employment; or

          ALTERNATIVE B

     (i) twelve (12) payments, each in an amount equal to (A) the product of two and eleven-twelfths (2-11/12) multiplied times Employee's Annual Salary, divided by (B) twelve (12)("Monthly Payments"). The Monthly Payments shall be made, commencing on the date of Termination of Employment, on the first day of each calendar month; and

     (ii) for thirty-five (35) months commencing on the date of Termination of Employment, CSBI shall provide to Employee and his spouse, and pay all costs and expenses associated with, major medical insurance, health insurance, hospitalization, life insurance, long-term disability and any related medical plans and programs of CSBI with the same coverage and benefits provided to Employee by CSBI immediately preceding the date of a Change of Control of CSBI. In the event Employee is employed during the thirty-five (35) month period commencing on the date of Termination of Employment by a person or entity unaffiliated with CSBI, the benefits to be provided to Employee and his spouse in this Section 14.2.1 (ii) shall be reduced to the extent equivalent benefits are provided by the subsequent employer; and

     (iii) In addition to the amounts paid under either ALTERNATIVE A or ALTERNATIVE B, and Section 14.4.1(ii), CSBI shall pay Employee's full base salary through the date of Termination of Employment at the rate in effect at the time of Termination of Employment, plus any other amounts to which Employee is entitled under any compensation plan of CSBI, at the time such payments are due.

          14.4.2 During the thirty-five (35) months following the effective date of a Change in Control, if CSBI takes any of the following actions, such action shall be deemed to be a termination without Cause. Those actions are:
(i) a reduction in Employee's salary, bonus provisions or other perquisites as were in effect immediately prior to a Change in Control of CSBI, (ii) a material change in the duties required to be performed by Employee on behalf of CSBI,
(iii) a failure by CSBI to increase Employee's salary annually in accordance with an established procedure, or (iv) due to CSBI's requirement that Employee relocate outside the geographic area where Employee is currently employed. In any such event, Employee shall be entitled to all payments provided for in
Section 14.4.1 of this Agreement.

          15.  Covenant Not to Compete.

          15.1 For purposes of this Section 15, CSBI and Employee conduct the following business in the following territories:

               15.1.1 CSBI is engaged in the business of transacting business as a bank holding company with subsidiary banks which accept deposits, make loans, cash checks and otherwise engage in the business of banking ("Business of CSBI").

                15.1.2 CSBI (through its subsidiaries) actively conducts business in the geographic areas of Georgia and Tennessee at the business locations of CSBI's subsidiaries set forth in Exhibit B of this Agreement.

               15.1.3 Employee has established business relationships and performs the duties described in Section 1 of this Agreement in the geographic area covered by a circle having a radius of fifty (50) miles from the location set forth as item 4 on EXHIBIT "B" of this Agreement, and will work exclusively in such area while in the employ of CSBI.

          15.2 Employee covenants and agrees that for a period of two (2) years after the termination of his employment with CSBI for Cause, Employee shall not, directly or indirectly, as principal, agent, trustee, consultant or through the agency of any corporation, partnership, association, trust or other entity or person, on Employee's own behalf or for others, provide the duties described in
Section 1 of this Agreement for any entity or person conducting the Business of CSBI within the geographic area covered by a circle having a radius of fifty
(50) miles from the location set forth as item 4 on EXHIBIT "B" of this Agreement.

          15.3 Employee and CSBI shall periodically amend this Agreement by updating and initialing Exhibit B attached hereto so that it at all times lists the then current geographic area served by CSBI for which Employee performs the duties described in Section 1 of this Agreement.

          15.4 The covenants contained in this Section 15 shall be construed as agreements severable from and independent of each other and of any other provision of this or any other contract or agreement between the parties hereto. The existence of any claim or cause of action by Employee against CSBI, whether predicated upon this or any other contract or agreement, shall not constitute a defense to the enforcement by CSBI of said covenants.

          16.  Miscellaneous.

          16.1 This Agreement constitutes and expresses the whole agreement of the parties in reference to the employment of Employee by CSBI, and there are no representations, inducements, promises, agreements, arrangements, or undertakings oral or written, between the parties other than those set forth herein.

          16.2 This Agreement shall be governed by the laws of the State of Georgia.

          16.3 Should any clause or any other provision of this Agreement be determined to be void or unenforceable for any reason, such determination shall not affect the validity or enforceability of any clause or provision of this Agreement, all of which shall remain in full force and effect.

          16.4  Time is of the essence in this Agreement.

          16.5 This Agreement shall be binding upon and enure to the benefit of the parties hereto and their successors and assigns. This Agreement shall not be assignable by any other parties hereto without the prior written consent of the other parties.

          16.6 This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall constitute but a single instrument.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

                                       "Employee"


_________________________          _______________________________________(SEAL)
Witness


ATTEST:                                "CSBI"

                                       CENTURY SOUTH BANKS, INC.


_________________________              By ______________________________________
                                          ____________________, ________________
(CORPORATE SEAL)

                                  EXHIBIT "A"

                       Employee Compensation and Duties

                                  EXHIBIT "B"

                   Business location of CSBI's Subsidiaries

1.  Bank of Dahlonega
    200 W. Main Street
    Dahlonega, Georgia 30533-2043

2.  Bank of Ellijay
    P. O. Box P
    Ellijay, Georgia 30540-0394

3.  First Bank of Polk County
    Copper Hill, Tennessee

4.  Georgia First Bank
    455 Jesse Jewell Parkway
    Gainesville, Georgia 30501-3640

5.  First National Bank of Union County
    420 Blue Ridge Highway
    Blairsville, Georgia 30512

6.  Fannin County Bank, N.A.
    P. O. Box 1899
    Blue Ridge, Georgia 30513-1899

7.  First Community Bank of Dawsonville
    5000 Highway 400
    Dawsonville, Georgia 30534

8.  Gwinnett National Bank
    3200 Peachtree Industrial Boulevard
    Duluth, Georgia 30136-0667

9.  Peoples Bank
    13321 Jones Street
    Lavonia, Georgia 30553-1125

10. Bank of Danielsville
    Court House Square
    Danielsville, Georgia 30633-9796

                             EMPLOYMENT AGREEMENT

     THIS EMPLOYMENT AGREEMENT ("Agreement"), made and entered into as of November 1, 1995 by and between Gary L. Evans, a resident of the State of Georgia ("Employee") and Century South Banks, Inc., a Georgia bank holding company ("CSBI").

                             W I T N E S S E T H:

     WHEREAS, CSBI and Employee each desire to enter into, or continue, an employment relationship with the other; and

     WHEREAS, CSBI and Employee each deem it necessary and desirable, for their mutual protection, to execute a written document setting forth the terms and conditions of said relationship;

     NOW, THEREFORE, in consideration of the employment of Employee by CSBI, of the premises and the mutual promises and covenants contained herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

     1. Employment and Duties. CSBI hereby employs Employee to serve as Vice President and Chief Credit Officer and to perform such duties and responsibilities as customarily performed by persons acting in such capacity. During the terms of this Agreement, Employee will devote his full time and effort to his duties hereunder.

     2. Term. Subject to the provisions of Section 14 of this Agreement, the period of Employee's employment under this Agreement shall be deemed to have commenced as of November 1, 1995, and shall continue for a period of Twelve
(12) calendar months thereafter, and any extensions thereafter, unless the Employee dies before the end of such Twelve (12) months, in which case the period of employment shall continue until the end of the month of such death. The said Twelve (12) month period of employment shall automatically be extended for additional Twelve (12) full calendar months terms without further action by the parties, commencing on the one year anniversary of this Agreement and each anniversary thereafter. No such automatic extension shall occur if either party shall, within ninety (90) days prior to any said anniversary, have served written notice upon the other of its intention that this Agreement shall not be so extended.

     3. Compensation. For all services to be rendered by Employee during the term of this Agreement, CSBI agrees to pay Employee in accordance with the terms outlined in Exhibit A.

     4. Expenses. So long as Employee is employed hereunder, Employee is entitled to receive reimbursement for, or seek payment directly by CSBI of, all reasonable expenses which are consistent with the normal policy of CSBI in the performance of Employee's duties hereunder, provided that Employee accounts for such expenses in writing.

     5. Employee Benefits. So long as Employee is actively employed hereunder, Employee will be entitled to participate in the employee benefit programs covering the Employee's employment and duties as described in Exhibit A of this Agreement, if any, provided and paid for by CSBI for its employees generally.

     6. Vacation. Employee shall be entitled to a vacation in accordance with CSBI'S vacation policy in effect at the time the vacation is to be taken.

     7. Confidentiality. In Employee's position as an employee of CSBI, Employee has had and will have access to confidential information, trade secrets and other proprietary information of vital importance to CSBI and has and will also develop relationships with customers, employees and others who deal with CSBI which are of value to CSBI. CSBI requires as a condition to Employee's employment with CSBI that Employee agrees to certain restrictions on Employee's use of the proprietary information and valuable relationships developed during Employee's employment with CSBI. In consideration of the terms and conditions contained herein, the parties hereby agree as follows:

          7.1 CSBI and Employee mutually agree and acknowledge that CSBI may entrust Employee with highly sensitive confidential, restricted and proprietary information concerning various Business Opportunities (as hereinafter defined), customer lists, and personnel matters. Employee acknowledges that he shall bear a fiduciary responsibility to CSBI to protect such information from use or disclosure that is not necessary for the performance of Employee's duties hereunder, as an essential incident of Employee's employment with CSBI.

          7.2 For the purposes of this Section, the following definitions shall apply:

          7.2.1 "Trade Secret" shall mean the identity of customers of CSBI, the whole or any portion or phase of any scientific or technical information, design, process, procedure, formula or improvement that is valuable and secret (in the sense that it is not generally known to competitors of CSBI) and which is defined as a "trade secret" under Georgia law pursuant to the Georgia Trade Secrets Act.

          7.2.2 "Confidential Information" shall mean any data or information, other than Trade Secrets, which is material to CSBI and not generally known by the public. Confidential Information shall include, but not be limited to, Business Opportunities of CSBI (as hereinafter defined), the details of this Agreement, CSBI's business plans and financial statements and projections, and the costs of the services CSBI may offer or provide to the customers it serves, to the extent such information is material to CSBI and not generally known by the public.

          7.2.3 "Business Opportunities" shall mean any specialized information or plans of CSBI concerning the provision of financial services to the public, together with all related information concerning the specifics of any contemplated financial services regardless of whether CSBI has contacted or communicated with such target person or business.

          7.2.4 Notwithstanding the definitions of Trade Secrets, Confidential Information, and Business Opportunities set forth above, Trade Secrets, Confidential Information, and Business Opportunities shall not include any information:
          (i)  that is or becomes generally known to the public;

          (ii) that is already known by Employee or is developed by Employee after termination of employment through entirely independent efforts;

          (iii) that Employee obtains from an independent source having a bona fide right to use and disclose such information;

          (iv) that is required to be disclosed by law, except to the extent eligible for special treatment under an appropriate protective order; or

          (v)  that CSBI's Board of Directors approves for release.

     7.3 Employee shall not, without the prior approval of CSBI's Board, during his employment with CSBI and for so long thereafter as the information or data remain Trade Secrets, use or disclose, or negligently permit any unauthorized person who is not an employee of CSBI to use, disclose, or gain access to, any Trade Secrets of CSBI, its subsidiaries or affiliates, or of any other person or entity making Trade Secret's available for CSBI's use.

     7.4 Employee shall not, without the prior written consent of CSBI, during his employment with CSBI and for a period of two (2) years thereafter as long as the information or data remain competitively sensitive, use or disclose, or negligently permit any unauthorized person who is not employed by CSBI to use, disclose, or gain access to, any Confidential Information to which the Employee obtained access by virtue of his employment with CSBI, except as provided in Section 7.2 of this Agreement.

     8. Observance of Security Measures. During Employee's employment with CSBI, Employee is required to observe all security measures adopted to protect Trade Secrets, Confidential Information, and Business Opportunity of CSBI.

     9. Return of Materials. Upon the request of CSBI and, in any event, upon the termination of his employment with CSBI, Employee shall deliver to CSBI all memoranda, notes, records, manuals or other documents, including all copies of such materials, pertaining to the performance of Employee's services hereunder or containing Trade Secrets or Confidential Information, whether made or compiled by Employee or furnished to him from any source by virtue of his employment with CSBI.

     10. Severability. Employee acknowledges and agrees that the covenants contained in Sections 7 through 9 of this Agreement shall be construed as covenants independent of one another and distinct from the remaining terms and conditions of this Agreement, and severable from every other contract and course of business between CSBI and Employee, and that the existence of any claim, suit or action by Employee against CSBI, whether predicated upon this or any other agreement, shall not constitute a defense to CSBI's enforcement of any covenant contained in Sections 7 through 9 of this Agreement.

     11. Specific Performance. Employee acknowledges and agrees that the covenants contained in Sections 7 through 9 of this Agreement shall survive any termination of employment, as applicable, with or without Cause, at the instigation or upon the initiative of either party. Employee further acknowledges and agrees that the ascertainment of damages in the event of Employee's breach of any covenant contained in Sections 7 through 9 of this Agreement would be difficult, if at all possible. Employee therefore acknowledges and agrees that CSBI shall be entitled in addition to and not in limitation of any other rights, remedies, or damages available to CSBI in arbitration, at law or in equity, upon submitting whatever affidavit the law may require, and posting any necessary bond, to have a court of competent jurisdiction enjoin Employee from committing any such breach.

     12. Termination. During the term of this Agreement, employment, including without limitation, all compensation, salary, expenses, reimbursement, and employee benefits may be terminated as follows:

          12.1  At the election of CSBI for Cause;

          12.2 At Employee's election, upon CSBI's breach of any material provision of this Agreement;

          12.3 "Cause" shall mean (i) conduct by Employee that amounts to fraud, dishonesty, gross negligence or willful misconduct in the performance of his duties hereunder; (ii) the conviction (from which no appeal may be, or is, timely taken) of the Employee of a felony; or (iii) initiation of suspension or removal proceedings against the Employee by federal or state regulatory authorities acting under lawful authority pursuant to provisions of federal or state law or regulation which may be in effect from time to time. No termination for Cause shall be effective unless it is approved by a two-thirds (2/3) vote of CSBI's Board of Directors, excluding the vote, if any, of the employee involved; or

          12.4 Upon Employee's death, or at the election of either party, upon Employee's disability resulting in inability to perform the duties described in
Section 1 of this Agreement for a period of ninety (90) consecutive days.

     13.  Notice.   All notice provided for herein shall be in writing and shall be deemed to be given when delivered in person or deposited in the United States Mail, registered or certified, return receipt requested, with proper postage prepaid and addressed as follows:

     CSBI:                         Century South Banks, Inc.
                                   60 Main Street West
                                   Dahlonega, Georgia 30533
                                   Attn:  President

     with a copy to:               Troutman Sanders LLP
                                   600 Peachtree Street, Suite 5200
                                   Atlanta, Georgia 30308-2216
                                   Attn: Thomas O. Powell, Esquire

     Employee:                     __________________________________
                                   __________________________________
                                   __________________________________

     with a copy to:               __________________________________
                                   __________________________________
                                   __________________________________
                                   Attn:______________________________

     14. Change in Control. None of the benefits provided in Section 14 of this Agreement shall be payable to Employee unless (i) there shall have been a Change in Control of CSBI, as set forth in this Section 14, and (ii) Employee is employed by CSBI at such time.

          14.1 "CSBI Board" shall mean the Board of Directors of CSBI.

          14.2 "Change in Control" shall be deemed to have occurred if:

               14.2.1 During the term of this Agreement, the individuals constituting CSBI's Board at the beginning of such period ("Beginning CSBI Board") cease for any reason to constitute at least a majority of said Board, provided that in making such determination, a Director elected by or on the recommendation of the Beginning CSBI Board shall be deemed to be a member of such Beginning CSBI Board; or

          14.2.2 A notice or an application is filed with the Federal Reserve Board ("FRB") pursuant to Regulation "Y" of the FRB under the Change in Bank Control Act or the Bank Holding Company Act or with the Georgia Department of Banking and Finance (the "Department") pursuant to the Financial Institutions Code of Georgia for permission to acquire control of CSBI or more than twenty-five percent (25%) of the CSBI's outstanding common stock or equivalent in voting power of any class or classes of outstanding securities of CSBI entitled to vote in elections of Directors, shall be acquired by any corporation or other person, or group. "Group" shall mean persons who act in concert as described in
(S) 14(d) (2) of the Securities Exchange Act of 1934 as amended; or

              14.2.3 CSBI shall become a subsidiary of another corporation or shall be merged or consolidated into another corporation and less than a majority of the outstanding voting shares of the parent or surviving corporation after such acquisition, merger or consolidation are owned immediately after such acquisition, merger or consolidation by the owners of the voting shares of CSBI immediately before such acquisition, merger or consolidation; or

               14.2.4 Substantially all of the assets of CSBI shall be sold to another entity.

          14.3 Employee and CSBI agree in the event of a Change in Control of CSBI, Employee will remain in the employ of CSBI or its successor, and CSBI or its successor shall employ Employee, for a period of at least thirty-five (35) months after the occurrence of such Change in Control of CSBI, performing the same duties that he was performing at the time of the effective date of the Change in Control and with the same title, compensation, benefits and location.

          14.4 Subject to the terms and conditions of this Agreement, following a Change in Control of CSBI, Employee shall receive the following compensation in consideration for the services to be provided on behalf of CSBI as set forth herein:

          14.4.1  If Employee's employment terminates during the thirty-five
(35) month period commencing immediately following the date of occurrence of a Change in Control of CSBI, ("Termination of Employment") for any reason other than Cause, or the death of Employee, the Company shall pay Employee, at Employee's election, the following amounts:

          ALTERNATIVE A

     (i) a lump sum cash payment in an amount equal to the product of two and eleven twelfths (2-11/12) multiplied times Employee's annual compensation from CSBI, including salary, bonuses, all perquisites, and all other forms of compensation paid to Employee for his benefit or the benefit of his family, however characterized, for the fiscal year ended immediately preceding the date of a Change in Control of CSBI ("Employee's Annual Salary"). The payment provided for in this Section 14.2.1 (i) shall be due and payable to Employee within thirty (30) days after the date of Termination of Employment; or

          ALTERNATIVE B

     (i) twelve (12) payments, each in an amount equal to (A) the product of two and eleven-twelfths (2-11/12) multiplied times Employee's Annual Salary, divided by (B) twelve (12)("Monthly Payments"). The Monthly Payments shall be made, commencing on the date of Termination of Employment, on the first day of each calendar month; and

     (ii) for thirty-five (35) months commencing on the date of Termination of Employment, CSBI shall provide to Employee and his spouse, and pay all costs and expenses associated with, major medical insurance, health insurance, hospitalization, life insurance, long-term disability and any related medical plans and programs of CSBI with the same coverage and benefits provided to Employee by CSBI immediately preceding the date of a Change of Control of CSBI. In the event Employee is employed during the thirty-five (35) month period commencing on the date of Termination of Employment by a person or entity unaffiliated with CSBI, the benefits to be provided to Employee and his spouse in this Section 14.2.1 (ii) shall be reduced to the extent equivalent benefits are provided by the subsequent employer; and

     (iii) In addition to the amounts paid under either ALTERNATIVE A or ALTERNATIVE B, and Section 14.4.1(ii), CSBI shall pay Employee's full base salary through the date of Termination of Employment at the rate in effect at the time of Termination of Employment, plus any other amounts to which Employee is entitled under any compensation plan of CSBI, at the time such payments are due.

          14.4.2 During the thirty-five (35) months following the effective date of a Change in Control, if CSBI takes any of the following actions, such action shall be deemed to be a termination without Cause. Those actions are:
(i) a reduction in Employee's salary, bonus provisions or other perquisites as were in effect immediately prior to a Change in Control of CSBI, (ii) a material change in the duties required to be performed by Employee on behalf of CSBI,
(iii) a failure by CSBI to increase Employee's salary annually in accordance with an established procedure, or (iv) due to CSBI's requirement that Employee relocate outside the geographic area where Employee is currently employed. In any such event, Employee shall be entitled to all payments provided for in
Section 14.4.1 of this Agreement.

          15.  Covenant Not to Compete.

          15.1 For purposes of this Section 15, CSBI and Employee conduct the following business in the following territories:

               15.1.1 CSBI is engaged in the business of transacting business as a bank holding company with subsidiary banks which accept deposits, make loans, cash checks and otherwise engage in the business of banking ("Business of CSBI").

              15.1.2 CSBI (through its subsidiaries) actively conducts business in the geographic areas of Georgia and Tennessee at the business locations of CSBI's subsidiaries set forth in Exhibit B of this Agreement.

               15.1.3 Employee has established business relationships and performs the duties described in Section 1 of this Agreement in the geographic area covered by a circle having a radius of fifty (50) miles from the location set forth as Item 1 on EXHIBIT "B" of this Agreement, and will work exclusively in such area while in the employ of CSBI.

          15.2 Employee covenants and agrees that for a period of two (2) years after the termination of his employment with CSBI for Cause, Employee shall not, directly or indirectly, as principal, agent, trustee, consultant or through the agency of any corporation, partnership, association, trust or other entity or person, on Employee's own behalf or for others, provide the duties described in
Section 1 of this Agreement for any entity or person conducting the Business of CSBI within the geographic area covered by a circle having a radius of fifty
(50) miles from the location set forth as item 1 on EXHIBIT "B" of this Agreement.

          15.3 Employee and CSBI shall periodically amend this Agreement by updating and initialing Exhibit B attached hereto so that it at all times lists the then current geographic area served by CSBI for which Employee performs the duties described in Section 1 of this Agreement.

          15.4 The covenants contained in this Section 15 shall be construed as agreements severable from and independent of each other and of any other provision of this or any other contract or agreement between the parties hereto. The existence of any claim or cause of action by Employee against CSBI, whether predicated upon this or any other contract or agreement, shall not constitute a defense to the enforcement by CSBI of said covenants.

          16.  Miscellaneous.

          16.1 This Agreement constitutes and expresses the whole agreement of the parties in reference to the employment of Employee by CSBI, and there are no representations, inducements, promises, agreements, arrangements, or undertakings oral or written, between the parties other than those set forth herein.

          16.2 This Agreement shall be governed by the laws of the State of Georgia.

          16.3 Should any clause or any other provision of this Agreement be determined to be void or unenforceable for any reason, such determination shall not affect the validity or enforceability of any clause or provision of this Agreement, all of which shall remain in full force and effect.

          16.4  Time is of the essence in this Agreement.

          16.5 This Agreement shall be binding upon and enure to the benefit of the parties hereto and their successors and assigns. This Agreement shall not be assignable by any other parties hereto without the prior written consent of the other parties.

          16.6 This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall constitute but a single instrument.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

                                       "Employee"


_________________________          _______________________________________(SEAL)
Witness


ATTEST:                                "CSBI"

                                       CENTURY SOUTH BANKS, INC.


_________________________              By ______________________________________
                                          ____________________, ________________
(CORPORATE SEAL)

                                  EXHIBIT "A"

                       Employee Compensation and Duties

                                  EXHIBIT "B"

                   Business location of CSBI's Subsidiaries

1.  Bank of Dahlonega
    200 W. Main Street
    Dahlonega, Georgia 30533-2043

2.  Bank of Ellijay
    P. O. Box P
    Ellijay, Georgia 30540-0394

3.  First Bank of Polk County
    Copper Hill, Tennessee

4.  Georgia First Bank
    455 Jesse Jewell Parkway
    Gainesville, Georgia 30501-3640

5.  First National Bank of Union County
    420 Blue Ridge Highway
    Blairsville, Georgia 30512

6.  Fannin County Bank, N.A.
    P. O. Box 1899
    Blue Ridge, Georgia 30513-1899

7.  First Community Bank of Dawsonville
    5000 Highway 400
    Dawsonville, Georgia 30534

8.  Gwinnett National Bank
    3200 Peachtree Industrial Boulevard
    Duluth, Georgia 30136-0667

9.  Peoples Bank
    13321 Jones Street
    Lavonia, Georgia 30553-1125

10. Bank of Danielsville
    Court House Square
    Danielsville, Georgia 30633-9796

                                   AGREEMENT
                                   ---------



     THIS AGREEMENT dated this            day of          1993, by and
between BANK CORPORATION OF GEORGIA, a Georgia corporation (the
"Corporation"), and Stephen W. Doughty (the "Executive").



WITNESSETH
----------

     WHEREAS, the Executive is a key employee of the Corporation and an integral part of its management, and the Corporation wishes to assure both itself and its key employees of continuity of management and objective judgment in the event of any actual or threatened Change in Control of the Corporation; and

     WHEREAS, this Agreement is not intended to materially alter the compensation and benefits that the Executive could reasonably expect to receive in the absence of a Change in Control of the Corporation, and, accordingly this Agreement, though taking effect upon execution thereof, will be operative only upon a Change in Control of the Corporation, as defined herein.

     NOW, THEREFORE, for and in consideration of the premises and the mutual covenants herein contained, the parties hereby agree as follows:


I. OPERATION OF AGREEMENT
   ----------------------

     This Agreement shall be effective immediately upon its execution by the parties hereto, but anything in this Agreement to the contrary notwithstanding, neither the Agreement nor any provision hereof shall be operative unless during the term of this Agreement, there has been a Change in Control of the Corporation, as defined in Article III below. Upon such a Change in Control of the Corporation, during the term of this Agreement, all of the provisions hereof shall become operative immediately.


II.  TERM OF AGREEMENT
     -----------------

     The term of this Agreement shall be for an initial three (3) year period commencing an the date hereof, and shall be renewable at the end of the first year of such initial three (3) year period and annually thereafter, for an additional one-year period in the sole discretion of the Compensation Committee and upon such terms and Conditions as the compensation Committee may authorize at such time.


III.   DEFINITIONS
       -----------
      1.   Base Amount - The term "Base Amount" shall have the same meaning
           -----------
as ascribed to it under Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended (the "Code").

      2.   Board or Board of Directors - The Board of Directors of Bank
           ---------------------------
Corporation of Georgia.

      3.   Cause - The term "Cause" as used herein shall mean and be limited to
           -----
any act that constitutes, on the Part of the Executive, fraud, dishonesty, a felony or gross malfeasance of duty and that directly results in material injury to the Corporation.

      4.   Change in Control - The term "Change in Control" as used herein
            ----------------
shall mean (I) the acquisition, directly or indirectly, by any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), within any twelve (12) month period of securities of the Corporation representing an aggregate of forty percent (40%) or more of the combined voting power of the Corporation's then outstanding securities; or, (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, cease for any reason to constitute at least a majority thereof, unless the election of each new director was approved in advance by a vote of at least a majority of the directors then still in office who were directors at the beginning of the period.

      5.  Compensation Committee - The term "Compensation Committee" shall
          ----------------------
mean the compensation Committee of the Board of directors of Bank Corporation of Georgia.


      6.   Disability - The term "Disability" shall mean the Executive's
           ----------
inability as a result of physical or mental incapacity to substantially perform his duties for the Corporation on a full-time basis for a period of six (6) months.


      7.   Severance Payment - The term "Severance Payment" shall have the same
           -----------------
meaning as the term "parachute payment" defined in Section 280G(b)(2) of the Code.


      8.   Present Value - The term "Present Value" shall have the same meaning
           -------------
as provided in, Section 280G(d)(4) of the Code.


      9.   Reasonable Compensation - The term "Reasonable Compensation" shall
           -----------------------
have the same meaning as provided in Section 28OG(b)(4) of the code.



      10.  Retirement Plan - The Bank Corporation of Georgia Employees
           ---------------
Retirement Plan, or the successor or replacement of such retirement plan.


IV.  BENEFITS UPON TERMINATION A FOLLOWING CHANGE IN CONTROL
     -------------------------------------------------------


I.    Termination - If a Change in Control occurs during the term of this
      -----------
Agreement and the Executive's employment is terminated (I) within three (3) years from the date of the Change in Control, or (ii) within three (3) months prior to the date of the Change in Control as a part of such Change in Control, as a result of Involuntary Termination or

Voluntary Termination, as defined below, the benefits described in Section 2 below shall be paid or provided to the Executive:



     (a)  Involuntary Termination - For purposes hereof, "Involuntary
          -----------------------
     Termination" shall mean termination of employment that is involuntary on the part of the Executive and that occurs for reasons other than for Cause, Disability, voluntary retirement (including early retirement) within the meaning of the Retirement Plan, or death of the Executive.


     (b)  Voluntary Termination - For purposes hereof, "Voluntary Termination"
          ----------------------
     shall mean termination of employment that is voluntary on the part of the Executive, and is due to (1) a reduction of the Executive's responsibilities resulting from the assignment to the Executive of any duties inconsistent with his positions, duties or responsibilities as in effect immediately prior to the Change in Control; (ii) a reduction in the Executive's compensation or benefits, or (iii) a forced relocation of the Executive or significant increase in the Executive's travel requirements. A termination shall not be considered voluntary within the meaning of this Agreement if such termination is a result of Cause, Disability, voluntary retirement (including early retirement) within the meaning of the Corporation's Retirement Plan, or death of the Executive.


     2.   Benefits to be Provided - If an Executive becomes eligible for
          ------------------------
benefits under Section I above, the following benefits shall be provided:


     (a) Salary - The Executive will continue to receive his current salary
         ------
     (subject to withholding of all applicable taxes and any amounts referred to in Section 2(c) below) for a period of thirty-six (36) months from his date of termination in the same manner as it was being paid as of the date of termination from the Corporation and/or any of its subsidiaries; provided,
                                                                      --------
     however, the Executive may elect in his sole discretion to receive the
     -------
     salary payments provided for hereunder in a single lump sum payment, to be paid not later than 30 days after his termination of employment; provided
                                                                      --------
     further that the amount of such lump sum payment shall be, determined by
     ------------
     taking the salary payments to be made and discounting to their present value using an interest factor equal to the prime rate of First South Bank, N.A. on the date the Executive terminated employment. For Purposes hereof, the Executive's "current Salary" shall be the highest rate in effect during the six-month period prior to the Executive's termination.



     (b) Bonuses - The Executive shall receive bonus payments from the
         -------
     Corporation in the amounts, determined follows: (I) for the calendar year in which he terminates employment in the amount equal to a pro rata portion (determined based upon the number of days during such calendar year the Executive was employed by the Corporation) of the average of the bonuses paid to him by the Corporation or any of its subsidiaries for the two calendar years immediately preceding the year in which his termination occurs, and (i) for the three (3) calendar years following the calendar year in which he terminates employment in an amount for each such year equal to the average of the bonuses paid to him for the two calendar years immediately preceding the year in which his termination occurs. Any bonus amounts that the Executive had previously earned from the Corporation but which may not yet have been paid as of the date of termination shall not be affected by this provision. The total of the bonus amounts determined under (I) and (ii) above shall be paid in substantially equal monthly installments over the period the Executive is receiving salary pursuant to (a) above, the amount of each payment to be determined by taking the total amount of bonuses to be paid and dividing such amount by the number of months over which the payments are to be made; provided, however, the Executive may elect in his sole
                     -----------------
     discretion to receive the bonus amounts in a single lump sum payment, to be paid not later than 30 days after his termination of employment; provided
                                                                      --------
     further that the amount of such lump sum payment shall be determined by
     ------------
     taking the bonus payments to be made and discounting them to their present value using an interest factor equal to the prime rate of First South Bank, N.A. on the date the Executive terminated employment.


     (c) Health and Life Insurance Coverage - The health and life insurance
         ----------------------------------
     benefits coverage provided to the Executive at his date of termination shall be continued at the same level and in the same manner as if his employment had not terminated (subject to the customary changes in such coverages if the Executive retires, reaches age 65 or similar events), beginning on the date of such termination and ending on the date thirty-six
     (36) months from the date of termination. Any additional coverages the Executive had at termination, including dependent coverage, will also be continued for such period on the same terms, to the extent permitted by the applicable policies or contracts. Any costs the Executive was paying for such coverages at the time of termination shall continue to be paid by the Executive through payroll deduction from amounts payable to the Executive under (a) or (b) above, or, to the extent such payroll deductions cannot be made, by separate check payable to the Corporation each month in advance. If the terms of any benefit plan referred to in this Section do not permit continued participation by the Executive, then the Corporation will arrange for other coverage at its expense providing substantially similar benefits.



     (d) Employee Retirement Plans - To the extent permitted by the applicable
         -------------------------
     plan, the Executive will be entitled to continue to participate, consistent with past practices, in all employee retirement plans maintained by the Corporation In effect as of his date of termination, including, to the extent such plan is still maintained by the Corporation, The Bank Corporation of Georgia Employees' Retirement Plan. The Executive's participation in such retirement plans shall continue for a period of thirty-six (36) months from his date of termination (at which point he will be considered to have terminated employment within the meaning of the plan) and the compensation payable to the Executive under (a) and (b) above shall be treated (unless otherwise excluded) as compensation under the plan. If continued participation in any plan is not permitted, the Corporation shall pay to the Executive and, if applicable his beneficiary, a supplemental benefit equal to the Present Value of the excess of (I) the benefit the

     Executive would have been paid under such plan if he had continued to be covered for the 36-month period (less any amounts he would have required to contribute), over (ii) the benefit actually payable under such plan. The Corporation shall pay such additional benefits (if any) in a lump sum or in a series of cash payments, whichever coincides with the payment of benefits under such plan.



     (e) An Executive's election of a lump sum payment under (a) or (b) above shall not alter the amounts he is entitled to receive under the benefit plans described in (c) and (d) above. Benefits under such plans shall be determined as if the lump sum election had not been made.


     (f) The benefits payable or to be provided under this Agreement shall cease in the event of the Executive's death or election to commence retirement benefits under the Retirement Plan.



V.   LIMITATION ON BENEFITS
     ----------------------



     1.  Limitation on Amount - Notwithstanding anything in this Agreement to
         --------------------
the contrary, any benefits payable or to be provided to the Executive by the Corporation or First South Bank, N.A., whether pursuant to this Agreement or otherwise, which are treated as Severance Payments shall be modified or reduced in the manner provided in Section 2 below to the extent necessary so that the requirements below are in all cases satisfied:

     (a) the aggregate Present Value of all Severance Payments payable to or for the benefit of the Executive shall not exceed 2.99 times the Base Amount;

     (b) each Severance Payment payable to or for the benefit of the Executive shall be in an amount which does not exceed the portion of the Base Amount allocable to such Severance Payment plus the Reasonable Compensation allocable to such Severance Payment; or

     (c) the Severance Payments payable to or for the benefit of the Executive shall be reduced by the amount of gain upon-the exercise of any Corporation stock options, such gain to be measured by the difference between the option exercise price and the fair market value of the shares subject to such options on the date of exercise.



The calculation of the limit under this Section I shall be made by taking into consideration the benefits payable, or to be provided to the Executive under this Agreement that are treated as Severance Payments, as well as any payments or benefits provided outside of this Agreement that are so treated.



     2.   Modification of Amount - In the event that the amount of any Severance
          ----------------------
Payments which would be payable to or for the benefit of the Executive under this Agreement must be modified or reduced to comply with this Article, the Executive shall direct which Severance Payments are to be modified or reduced; provided, however, that no increase in the amount of any payment or
         -----------------
change in the timing of the payment (except as otherwise permitted by Article IV, Sections 2(a) and (b)) shall be made without the consent of the Corporation.


     3.   Avoidance of Penalty Taxes - This Article shall be interpreted so as
          ---------------------------
to avoid the imposition of excise taxes on the Executive under Section 4999 of the Code or the disallowance of a deduction to the Corporation pursuant to
Section 28OG(a) of the Code with respect to amounts payable under this Agreement



     4.   Additional Limitation - In addition to the limits otherwise provided
          ----------------------
in this Article, to the extent permitted by law, the Executive may in his sole discretion elect to reduce any payments he may be eligible to receive under this Agreement to prevent the imposition of excise taxes on the Executive under
Section 4999 of the Code.



VI.  MISCELLANEOUS
     -------------



     1.   Notices - Any notice to a party required or permitted to be given
          --------
hereunder shall be in writing and shall be deemed given when mailed registered or certified mail, to such party at such party's address as specified below, or at such other address as such party shall specify by notice to the other.


     If to the Corporation, the Bank Corporation of Georgia, 4951 Forsyth Road, Macon, Georgia 31203-4099 Attn: President.
                          -----

     If to the Executive, to his last address shown on the records of the Corporation. The Executive shall be responsible for providing the Corporation with a current address.

     2.   Assignment - This Agreement shall inure to the benefit of and shall be
          -----------
binding upon the parties hereto and their respective executors, administrators, heirs, personal representatives and successors, but, except as hereinafter provided, neither this Agreement nor any right hereunder may be assigned or transferred by either party thereto, any beneficiary or any other person, nor be subject to alienation, anticipation, sale, pledge, encumbrance, execution, levy or other legal process of any kind against the Executive, his beneficiary or any other person, Notwithstanding the foregoing, any business entity succeeding to substantially all of the business of the Corporation by purchase, merger, consolidation, sale of assets or otherwise, shall be bound by and shall adopt and assume this Agreement and the Corporation shall obtain the assumption of this Agreement by such successor.


     3.   No Obligation to Fund - The agreement of the Corporation (or its
          ---------------------
successor) to make payments to the Executive hereunder shall represent solely the unsecured obligation of the Corporation (and its successor), except to the extent the Corporation (or its successors) in its sole discretion elects in whole or in part to fund its obligation under this Agreement pursuant to a trust arrangement or otherwise.

     4.   Applicable Law - This Agreement shall be governed by and construed and
          ---------------
enforced in accordance with the laws of the State of Georgia.



     5.   Arbitration of Disputes Expenses - The parties agree that all disputes
          ---------------------------------
that may arise between them relating to the interpretation of performance of this Agreement, including matters relating to any funding arrangements for the benefits provided under this Agreement, shall be determined by binding arbitration through an arbitrator approved by the American Arbitration Association or other arbitrator mutually acceptable to the parties. The award of the Arbitrator shall be final and binding upon the parties and judgment upon the award rendered maybe entered in any court having jurisdiction. In the event the Executive incurs legal fees and other expenses in seeking to obtain or to enforce any rights or benefits provided by this Agreement and is successful, in whole or in part, in obtaining or enforcing any such rights or benefits through settlement, arbitration or otherwise, the Corporation shall promptly pay the Executive's reasonable legal fees and expenses incurred in obtaining or enforcing any such rights or benefits. Except to the extent provided in the preceding sentence, each party shall pay its own legal fees and other expenses associated with arbitration, provided that the fee for the arbitrator shall be shared equally.



     6.   Amendment - This Agreement may only be amended by a written instrument
          ----------
signed by the parties hereto, which makes specific reference to this Agreement.



     7.   Severability - If any provision of this Agreement shall be held
          ------------
invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provisions hereof.


          IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed on its behalf by its duly authorized officers and the Executive has hereunder set his hand as of the date and, year first above written.



                                                  CORPORATION



ATTEST:                                           BANK CORPORATION OF GEORGIA

                                                  By:
------------------------------                       ------------------------

Title:
      ------------------------                    Title:
                                                        ---------------------

(CORPORATED SEAL)


                                                  EMPLOYEE:


                                                  ---------------------------
                                                  STEPHEN W. DOUGHTY